UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 16, 2014

ALEXION PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
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(State or other jurisdiction of of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:    (203) 272-2596

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Mr. David Hallal has been named Chief Operating Officer of Alexion Pharmaceuticals, Inc. (Alexion) and has also been appointed to the Board of Directors of Alexion, each effective September 16, 2014. The size of the Board of Directors was increased to twelve in connection with Mr. Hallal's appointment.
Mr. Hallal is 48 years old and has been with Alexion since June 2006. He has served as Executive Vice President and Chief Commercial Officer since October 2012. Since joining Alexion, Mr. Hallal has served in senior commercial positions, including Senior Vice President, U.S. Commercial Operations from June 2006 until November 2008, Senior Vice President, Commercial Operations Americas from November 2008 to May 2010, and then Senior Vice President, Global Commercial Operations from May 2010 until October 2012.
Mr. Hallal was not selected as Chief Operating Officer or a director pursuant to any arrangement or understanding between him and any other person. He will not be appointed to any Board committees. There are no related party transactions between Alexion and Mr. Hallal.
Mr. Hallal will receive compensation for his service as Chief Operating Officer in accordance with Alexion's executive compensation program. He will not be compensated for his service as a director.
In addition, on September 17, 2014, Alexion announced additional changes to its executive leadership team, including the promotion of Ms. Clare Carmichael to Executive Vice President and Chief Human Resources Officer, the promotion of Mr. John Moriarty to Executive Vice President and General Counsel, and the hiring of Mr. Edward Miller to the newly created position of Senior Vice President and Chief Compliance Officer.
A copy of the press release announcing Mr. Hallal's promotion and his appointment to the Board of Directors, and the other changes to Alexion's executive leadership team, is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

99.1 Press Release issued by Alexion Pharmaceuticals, Inc. on September 17, 2014 relating to changes to Alexion's executive leadership team.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2014	ALEXION PHARMACEUTICALS, INC.
By: /s/ Michael V. Greco Name: Michael V. Greco Title: Vice President of Law and Corporate Secretary